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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Notice of 2015 Annual Meeting
of Stockholders and Proxy Statement

Friday, May 8, 2015 at 9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

It is our pleasure to invite you to join our Board of Directors and executive officers at Five Star Quality Care, Inc.'s 2015 Annual Meeting of Stockholders in Newton, Massachusetts. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

We are committed to effectively communicating with our stockholders and explaining the matters to be addressed at our 2015 Annual Meeting of Stockholders. For example, this proxy statement includes a Question and Answer section with useful information that is responsive to questions we often receive from stockholders. We know that it is important to provide you the information you are looking for about our Company.

We provide in this proxy statement detailed information about the qualifications of our Directors and the Director nominees and why we believe that they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

The priority of the Board during 2014 was ensuring the timeliness and integrity of our financial reporting. The Board also remains focused on working with management to improve operating results and efficiencies.

Your support is very important to us and to our Company and it is important that your shares be represented and voted at the meeting. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet methods to authorize your proxy so that your shares will be represented and voted at the meeting.

Thank you for being a stockholder and for your continued trust and investment in our Company.

March 24, 2015

On behalf of the Board of Directors,

Donna D. Fraiche
Chair of the Nominating and Governance Committee

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Friday, May 8, 2015

9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Stockholders of Five Star Quality Care, Inc. (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Friday, May 8, 2015, at 9:30 a.m., local time. The purposes of the meeting are:

1.
to elect the two Director nominees identified in the accompanying proxy statement to the Company's Board of Directors;

2.
to hold an advisory vote to approve named executive officer compensation;

3.
to ratify the appointment of McGladrey LLP as independent auditors to serve for the 2015 fiscal year; and

4.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set February 11, 2015 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the 2015 Annual Meeting of Stockholders in person and we hope that you will be able to join us on May 8. To ensure that your vote is counted at the meeting, however, please vote or authorize a proxy as promptly as possible.

March 24, 2015

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

The Company encourages each stockholder to promptly sign and return the enclosed proxy card or to use telephone or Internet methods to authorize a proxy. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or Internet, or how to attend the 2015 Annual Meeting of Stockholders and vote shares in person.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

As a stockholder of Five Star Quality Care, Inc., your vote is important. Please carefully review the proxy materials for the 2015 Annual Meeting of Stockholders and follow the instructions below to authorize a proxy to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Directors (page 11)	FOR
Advisory Vote to Approve Named Executive Officer Compensation (page 56)	FOR
Ratification of Independent Auditors (page 57)	FOR

Advance Voting Methods

Even if you plan to attend the 2015 Annual Meeting of Stockholders in person, please authorize a proxy to vote your shares right away using one of the following advance voting methods (see page 4 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to authorize a proxy VIA THE INTERNET.
Call the telephone number on your proxy card/voting instruction form to authorize a proxy BY TELEPHONE.
Sign, date and return your proxy card/voting instruction form to authorize a proxy BY MAIL.

Voting at the 2015 Annual Meeting of Stockholders

All stockholders of record may vote in person at the 2015 Annual Meeting of Stockholders, which will be held on Friday, May 8, 2015 at 9:30 a.m., local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 9 of "Questions and Answers".

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 beginning on page 8 of "Questions and Answers" for important details on admission requirements.

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400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458

March 24, 2015

PROXY STATEMENT

The Board of Directors of Five Star Quality Care, Inc. (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2015 Annual Meeting of Stockholders of Five Star Quality Care, Inc., a Maryland corporation (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Friday, May 8, 2015, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is 400 Centre Street, Newton, Massachusetts 02458. The Company is first furnishing the proxy materials to stockholders on or about March 24, 2015.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of common stock of the Company ("Common Shares") as of the close of business on February 11, 2015, the record date, are entitled to notice of, and to vote at, the meeting and at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On February 11, 2015, there were approximately 48,997,315 Common Shares issued and outstanding. The Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, MAY 8, 2015.

The Notice of Annual Meeting, Proxy Statement and Annual Report to stockholders for the year ended December 31, 2014, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2015 Annual Meeting of Stockholders include the Notice Regarding the Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Company's Annual Report on Form 10-K to stockholders for the year ended December 31, 2014 (the "Annual Report"). If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2015 Annual Meeting of Stockholders: Bruce J. Mackey Jr., President and Chief Executive Officer; Jennifer B. Clark, Secretary; and Barry M. Portnoy, Managing Director.

2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares. If your shares are held in an account you own at a bank, brokerage or other institution, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a stockholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All stockholders of record can submit voting instructions by written proxy card. If you are a stockholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on May 7, 2015.

By Telephone or Internet. All stockholders of record also can authorize a proxy to vote their shares by touchtone telephone using the toll-free telephone number on the notice or proxy card, or through the Internet, using the procedures and instructions described in the notice or proxy card. Beneficial owners may authorize a proxy by telephone or Internet if their bank, broker or other nominee makes those

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methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. The telephone and Internet proxy authorization procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 7, 2015.

In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders Call Toll Free: (877) 717-3922
Banks and Brokers Call Collect: (212) 750-5833

5. What are my voting choices for each of the proposals to be voted on at the 2015 Annual Meeting of Stockholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of both Director nominees;
• withhold your vote for both Director nominees; or
• vote in favor of one Director nominee and withhold your vote for the other Director nominee.
	The Board recommends a vote FOR both Director nominees.	Plurality of all votes cast
Item 2: Advisory Vote to Approve Named Executive Officer Compensation*
• vote in favor of the advisory proposal;
• vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve named executive officer compensation.	Majority of votes cast
Item 3: Ratification of the Appointment of McGladrey LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
As an advisory vote, the proposal to approve named executive officer compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, and the Board each value the opinions expressed by stockholders and will consider the outcome of these votes when making future decisions.

**
The Audit Committee, composed 100% of Independent Directors, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's stockholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of both Director nominees identified in this proxy statement;

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•
FOR the advisory vote to approve named executive officer compensation; and

•
FOR the proposal to ratify the appointment of McGladrey LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items.    The election of Directors and the advisory vote to approve named executive officer compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items.    The ratification of the appointment of McGladrey LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of stockholders is required for stockholders to take action at the 2015 Annual Meeting of Stockholders. The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the 2015 Annual Meeting of Stockholders shall constitute a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have no effect on the outcome of any of the Items. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What can I do if I change my mind after I authorize a proxy to vote my shares?

Stockholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the Internet through the conclusion of the annual meeting.

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Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to stockholders by mail, stockholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. The Notice Regarding the Availability of Proxy Materials or proxy card you received instructs you as to how you may request an e-mail copy of the proxy materials.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2015 Annual Meeting of Stockholders.

13. Does the Company have a policy about Directors' attendance at Annual Meetings of Stockholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Director to attend the Company's Annual Meetings of Stockholders. All of the Directors attended the 2014 Annual Meeting of Stockholders. You may view the Governance Guidelines at the Company's website, www.fivestarseniorliving.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Innisfree M&A Incorporated ("Innisfree") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities arising out of the Company's agreement with Innisfree. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by Reit Management & Research LLC ("RMR") and its directors, officers and employees, by mail, telephone or other electronic means or in person.

15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Annual Report will be delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding."

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8245. If you want to receive separate copies of the Company's notices regarding the availability of proxy materials, notices of annual

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meetings, proxy statements and annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2015 Annual Meeting of Stockholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, stockholders of the Company as of the record date (February 11, 2015) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a stockholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

•
Authorized named representatives: If you are a stockholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@5sqc.com or by fax to (617) 796-8385. Requests for authorized named representatives to attend the meeting must be received no later than Friday, May 1, 2015.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 11, 2015 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

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If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8245.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2015 Annual Meeting of Stockholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Company Documents, Communications and Stockholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee charters, the Code of Business Conduct and Ethics (the "Code") and the Company's SEC filings. To view these documents, go to www.fivestarseniorliving.com, click on "Investor Relations" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.fivestarseniorliving.com, click on "Investor Relations" and click on "SEC Filings."

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee charters or the Code to any stockholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any stockholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

19. How can I communicate with the Company's Directors?

Any stockholder or other interested person who desires to communicate with the Company's Independent Directors or any Directors, individually or as a group, may do so by filling out a report at the Company's website, www.fivestarseniorliving.com, by calling the Company's toll-free confidential message system at (866) 230-1286 or by writing to the party for whom the communication is intended, c/o Secretary, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Secretary will then deliver any communication to the appropriate party or parties.

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20. How do I submit a proposal for action at the 2016 Annual Meeting of Stockholders?

A proposal for action to be presented by any stockholder at the Company's 2016 Annual Meeting of Stockholders must be received as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 25, 2015.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by November 25, 2015 and not earlier than October 26, 2015.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a stockholder proposal, see page 32 of this proxy statement.

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ELECTION OF DIRECTORS (ITEM 1)

The Board is elected by the stockholders to oversee the Company's business. The Board serves as the ultimate decision making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Articles of Amendment and Restatement (the "Charter") provide that the number of Directors shall be determined by the Board. Currently, the number of the Company's Directors is fixed at five. The Charter also provides that the Board shall be divided into three groups, with Directors in each group serving three-year terms.

A plurality of all the votes cast is required to elect a Director at the 2015 Annual Meeting of Stockholders.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Stockholders. Nominees may be suggested to the Nominating and Governance Committee by Directors, the Company's officers, stockholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Stockholder Recommendations for Nominees. Stockholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@5sqc.com. A stockholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending stockholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the stockholder recommended nominee or about the stockholder recommending the nominee. Recommendations by stockholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Stockholder Nominations for Directors.    The Company's Bylaws also provide that stockholders of the Company may nominate a person for election to the Board. For more information on how stockholders can nominate Directors for election to the Board, see "Stockholder Nominations and Other Proposals" beginning on page 32.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and Managing Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. The Board consists of Independent Directors and Managing Directors. Independent Directors are not employees of the Company or RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Directors have been employees of the Company or RMR or involved in the Company's day to day activities for at least one year prior to their election. The

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Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director be a recognized person of high integrity with a proven record of success in his or her field. Each Director must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition to other criteria, the Company's Bylaws require that director candidates submit any additional information required in connection with the Company's regulation by state healthcare regulatory authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business requires knowledge of the healthcare and senior living industries and related factors impacting those industries.	• Understanding of, and work experience in, the healthcare and senior living industries • Familiarity with service-based industries

The Board must constantly evaluate the Company's strategic direction in light of current healthcare policy trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

•

Understanding of healthcare policy, trends and regulations and their impact on the Company's business and strategic plans

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry

•

Familiarity with healthcare regulation trends and activity

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

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2015 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2015 Annual Meeting of Stockholders, as well as certain other information about the Directors:

Name	Position	Group	Current Term Expires

Donna D. Fraiche*	Independent Director	II	2015
Gerard M. Martin*	Managing Director	II	2015
Bruce M. Gans, M.D.	Independent Director	III	2016
Barbara D. Gilmore, R.N.	Independent Director	I	2017
Barry M. Portnoy	Managing Director	I	2017

* 2015 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Donna D. Fraiche for election as the Independent Director in Group II and Mr. Gerard M. Martin for election as the Managing Director in Group II. Each of the Director nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2018 Annual Meeting of Stockholders.

The Board has no reason to believe that either Ms. Fraiche or Mr. Martin will be unable or unwilling to serve if elected. However, if either nominee should become unable to serve or for good cause unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Director's and Director nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Director or Director nominee based on the qualifications described above.

Each Director nominee will be elected if she or he receives a plurality of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Stockholders.

The Board of Directors recommends a vote FOR the election of both Director nominees.

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Directors and Executive Officers

The following are the ages and recent principal occupations, as of March 24, 2015, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458. Included in each Director's biography below is an assessment of such Director based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

Director Nominees

Donna D. Fraiche

Independent Director since 2010

Group/Term: Group II with a term expiring at the 2015 Annual Meeting of Stockholders. If elected at the meeting, her term will expire at the 2018 Annual Meeting of Stockholders.

Age: 63

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Select Income REIT (since 2012)

Ms. Fraiche is a shareholder in, and serves as chair of the nominating and governance committee of, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in the Health Law and Public Policy departments of that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche is Chair of the Louisiana Health Care Commission and has previously served as President of the organization now known as the American Health Lawyers Association, Chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, Chair of the Louisiana Office of State Planning Task Force and Chair of the Board of Trustees of Loyola University, among numerous other business and civic responsibilities. Ms. Fraiche has testified before Congressional and Senate committees on the structure of the hospital industry and the Gulf Coast's reconstruction efforts after hurricanes Katrina and Rita. Ms. Fraiche has also served on the adjunct faculty of Tulane University's School of Public Health and Administration and as a preceptor for its residency program in health management systems and has been widely published on the topics of healthcare and the Gulf Coast's reconstruction efforts. Ms. Fraiche also serves as Honorary Consul General for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Gerard M. Martin

Managing Director since 2001

Group/Term: Group II with a term expiring at the 2015 Annual Meeting of Stockholders. If elected at the meeting, his term will expire at the 2018 Annual Meeting of Stockholders.

Age: 80

Board Committees: Quality of Care

Mr. Martin was the founder and Chairman of Greenery Rehabilitation Group, Inc., a company in the business of owning and operating nursing homes and health rehabilitation facilities, which was publicly owned and first listed on Nasdaq and then the NYSE between 1985 and 1993. Mr. Martin is the owner and Treasurer of North Atlantic Medical Services, Inc., a private company in the business of providing diagnostic cardiac, respiratory and oxygen services, equipment and products for the care of patients in their homes or medical facilities. Mr. Martin has also been a Director and Vice President of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment adviser, since 2002 and a Director of RMR and its predecessors since 1986. Mr. Martin was also an Interested Trustee of the RMR Funds Series Trust, the RMR Real Estate Income Fund and its predecessor funds (collectively referred to herein as the "RMR Funds") from shortly after their formation (the earliest of which was in 2002) until 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the healthcare industry;

•

experience as an operator of nursing facilities;

•

extensive public company director service;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's Bylaws.

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Directors

Bruce M. Gans, M.D.

Independent Director since 2001

Group/Term: Group III with a term expiring at the 2016 Annual Meeting of Stockholders

Age: 68

Board Committees: Audit; Compensation (Chair); Nominating and Governance; Quality of Care (Chair)

Other Public Company Boards: Hospitality Properties Trust (since 2009)

Dr. Gans has been Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation since 2001. He is also a Professor of Physical Medicine and Rehabilitation at Rutgers University—New Jersey Medical School. Previously, Dr. Gans served as President and Chief Executive Officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving currently as Associate Editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as President of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

extensive experience in and knowledge of the healthcare industry and healthcare public policy matters;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Barbara D. Gilmore, R.N.

Independent Director since 2004

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Stockholders

Age: 64

Board Committees: Audit (Chair); Compensation; Nominating and Governance; Quality of Care

Other Public Company Boards: TravelCenters of America LLC (since 2007); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, since 2001. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters. Ms. Gilmore is also a registered nurse and practiced and taught nursing for several years before attending law school and her practice at Sullivan & Worcester LLP included representation of businesses in the healthcare sector.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the healthcare industry;

•

professional skills and experience in legal, business finance and healthcare regulatory matters and nursing;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Barry M. Portnoy

Managing Director since 2001

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Stockholders

Age: 69

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); Equity Commonwealth (formerly CommonWealth REIT) (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997.

Last year, Mr. Barry Portnoy was elected to the Board by a plurality of votes cast, with approximately 38% of votes cast in support of his election. While his election was consistent with the Charter, the Board recognizes that some stockholders feel a Director should receive greater support from stockholders to remain on the Board. The Board considered this view when evaluating the outcome of the election. In light of Mr. Portnoy's extensive knowledge of the Company's business, vast experience in the real estate investment trust and real estate industry and tireless work ethic, it was the consensus of the Board that Mr. Portnoy's continued service on the Board would best serve the interests of the Company and its stockholders.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the senior living industry and commercial real estate;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR; and

•

qualifying as a Managing Director in accordance with the requirements of the Company's Bylaws.

      2015 Proxy Statement    19

Executive Officers

Bruce J. Mackey Jr.

President and Chief Executive Officer since 2008

Age: 44

Mr. Mackey has been an Executive Vice President of RMR since 2011, a Senior Vice President of RMR from 2006 to 2011 and was Vice President of RMR from 2001 to 2006. Prior to 2001, he served in various capacities for RMR and its affiliates. Mr. Mackey is a certified public accountant. From 2001 until 2008, Mr. Mackey was the Company's Treasurer and Chief Financial Officer.

Paul V. Hoagland

Treasurer and Chief Financial Officer since 2010

Age: 62

Mr. Hoagland has been a Senior Vice President of RMR since 2010. Mr. Hoagland was the Company's Vice President—Finance from 2009 to 2010. Prior to that time, he served as Executive Vice President of Administration, Chief Financial Officer and Treasurer of Friendly's Corporation from 2003 until 2008.

R. Scott Herzig

Senior Vice President and Chief Operating Officer since 2012

Age: 46

Mr. Herzig served as the Divisional Vice President of the Company's Western Division from 2007 to 2012, and prior to that served as one of the Company's regional directors of operations from 2000 to 2007.

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Katherine E. Potter

Vice President, General Counsel and Assistant Secretary since 2012

Age: 39

Ms. Potter has practiced law for over ten years, focusing on corporate, securities, mergers and acquisitions, corporate governance and other transactional matters. Ms. Potter was an associate at the law firm of Sullivan & Worcester LLP from 2005 to 2011, and was an attorney at the law firm of Burns & Levinson LLP from 2011 to 2012.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust ("SNH") and TravelCenters of America LLC. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Hospitality Properties Trust is a publicly traded REIT that owns hotels and travel centers. Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant properties. SNH is a publicly traded REIT that primarily owns healthcare, senior living and medical office buildings. TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

      2015 Proxy Statement    21

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the grants of Common Shares awarded to Directors and making recommendations to the Board regarding cash compensation paid to Directors for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive grants of Common Shares. The number of Common Shares granted to each Managing Director is the same as the number granted to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. To this end, the Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

In determining the amount and composition of each Director's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2014 Annual Compensation

Each Independent Director receives an annual fee of $35,000 for services as a Director, plus a fee of $1,000 for each meeting attended. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Director received a grant of 10,000 Common Shares in 2014.

Each Independent Director who served as a committee chair of the Company's Audit, Compensation, Nominating and Governance and Quality of Care Committees received an additional annual fee of $17,500, $7,500, $7,500 and $17,500, respectively. Directors are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their service as Directors.

The following table details the total compensation of the Company's Directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

Donna D. Fraiche	$67,500	$37,700	$—	$105,200
Bruce M. Gans, M.D.	87,000	37,700	—	124,700
Barbara D. Gilmore, R.N.	82,500	37,700	—	120,200
Gerard M. Martin*	—	37,700	—	37,700
Barry M. Portnoy*	—	37,700	—	37,700

*
Managing Directors do not receive cash compensation for their services as Directors.

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director. In addition to the $35,000 annual cash fee, each of Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $7,500, $25,000 and $17,500 respectively, for service as a committee chair in 2014. Ms. Fraiche, Dr. Gans and Ms. Gilmore earned an additional $25,000, $27,000 and $30,000 respectively, in fees for meetings attended in 2014.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Directors vest at the time of grant.

      2015 Proxy Statement    22

CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of its stockholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and committees, Director compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.fivestarseniorliving.com, click on "Investor Relations" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page 9.

Board Leadership Structure

The Board is comprised of both Independent Directors and Managing Directors, with a majority being Independent Directors. Importantly, all Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Directors is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and non-profit organizations and law firms, and have also served as government officials and in academia. The Directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Directors oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Director. The Company's President and Chief Executive Officer, Treasurer and Chief Financial Officer, Senior Vice President and Chief Operating Officer and Vice President and General Counsel are not members of the Board, but they regularly attend Board and Board committee meetings, as does the Company's Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR, in each case at the invitation of the Board. The Company's President and Chief Executive Officer, any Managing Director or any two Independent Directors may call a special meeting. The Company's Managing Directors, in consultation with the Company's President and Chief Executive Officer, Treasurer and Chief Financial Officer, Senior Vice President and Chief Operating Officer, Secretary and Director of Internal Audit, set the agenda for Board meetings. Any Independent Director may place an item on an agenda by providing notice to a Managing Director or one of the Company's executive officers. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors meet at least once each year without management. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. The Company's Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such

      2015 Proxy Statement    23

meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In 2014, the Board held ten meetings. In 2014, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Directors attended last year's Annual Meeting of Stockholders. The Company's policy with respect to Board members' attendance at Annual Meetings of Stockholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.fivestarseniorliving.com.

Independence of Directors

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent directors. Under NYSE corporate governance listing standards, to be considered independent:

•
the director must not have a disqualifying relationship, as defined in these NYSE standards; and

•
the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, stockholder or partner of an organization that has a relationship with the Company. To aid in the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Bylaws also require that a majority of the Board be Independent Directors. Under the Company's Bylaws, Independent Directors are not employees of the Company or RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. As a result of its annual review, the Board has determined that Donna D. Fraiche, Bruce M. Gans, M.D. and Barbara D. Gilmore, R.N. currently qualify as independent directors under applicable NYSE rules and SEC criteria and are Independent Directors under the Company's Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Independent Directors' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as an Independent Director or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee, Nominating and Governance Committee and Quality of Care Committee. Each committee has adopted a written charter, which is available on the Company's website, www.fivestarseniorliving.com, by clicking on "Investor Relations" and then "Governance." Stockholders may also request copies free of charge by writing to the Company's Secretary, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Directors and an Independent Director serves as Chair of each committee. The Quality of

      2015 Proxy Statement    24

Care Committee is comprised of two Independent Directors and a Managing Director and an Independent Director serves as Chair. The Chairs of the Audit, Compensation, Nominating and Governance and Quality of Care Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Directors, members of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

Audit Committee

Barbara D. Gilmore, R.N.* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Donna D. Fraiche, Bruce M. Gans, M.D.
Meetings Held in 2014: 14

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Gilmore is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Ms. Gilmore is the Audit Committee's financial expert was based upon her experience as: (i) a member of the Company's Audit Committee and the audit committees of other publicly owned companies; (ii) a professional bankruptcy court law clerk; and (iii) a trustee or examiner in various bankruptcy cases involving business finance matters.

* Ms. Gilmore was appointed Committee Chair in 2010.

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 Compensation Committee

Bruce M. Gans, M.D.* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's stockholders."

Additional Committee Members: Donna D. Fraiche, Barbara D. Gilmore, R.N.
Meetings Held in 2014: 4

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) evaluating the performance of the Company's Chief Executive Officer and determining the compensation payable to him; (ii) evaluating the performance of the Company's other officers, including the Company's Chief Financial Officer, who are also officers of RMR and determining their compensation; (iii) recommending to the Board the cash compensation paid by the Company to the Company's executive officers other than the Company's Chief Executive Officer and Chief Financial Officer and other officers of the Company who are also officers of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him, including determining the Company's allocated costs of such compensation as contemplated by the Company's business management and shared services agreement with RMR (the "business management agreement"); (v) administering and making grants under the Company's equity compensation plan; (vi) reviewing the terms of RMR's business management agreement with the Company, evaluating the performance of RMR under that agreement, approving the fees and certain other costs that the Company is required to pay under that agreement; (vii) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (viii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Dr. Gans was appointed Committee Chair in 2010.

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 Nominating and Governance Committee

Donna D. Fraiche* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Directors and implementing effective corporate governance to protect the long-term interests of the Company and its stockholders."

Additional Committee Members: Bruce M. Gans, M.D., Barbara D. Gilmore, R.N.
Meetings Held in 2014: 3

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Director for each Annual Meeting of Stockholders or when Board vacancies occur; (ii) reviewing the qualifications of, and recommending to the Board, persons to serve as executive officers of the Company whenever vacancies occur; (iii) reviewing and assessing the Board's leadership structure; (iv) developing and recommending to the Board governance guidelines; and (v) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Ms. Fraiche was appointed Committee Chair in 2010.

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 Quality of Care Committee

Bruce M. Gans, M.D.* Committee Chair

"The Quality of Care Committee works to ensure the highest level of care and services for the Company's valued residents."

Additional Committee Members: Barbara D. Gilmore, R.N., Gerard M. Martin
Meetings Held in 2014: 4

Primary Responsibilities:
The primary function of the Quality of Care Committee is to review and monitor the quality of healthcare and senior living services the Company provides to its residents, patients and customers. The Quality of Care Committee also periodically makes recommendations to management to improve the quality of the Company's services and periodically reports to the Board regarding its activities.

* Dr. Gans was appointed Committee Chair in 2002.

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Board Oversight of Risk

The Board is elected by the stockholders to oversee stockholders' long-term interest in the Company's business and its financial strength. In order to fulfill its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
Management implements risk management and RMR and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. RMR and the Company's Director of Internal Audit provide the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by management, RMR and other service providers, including:

•
reports on market and industry conditions;

•
operating and regulatory compliance reports;

•
reports on the Company's clinical operations;

•
financial reports;

•
reports on risk management activities;

•
regulatory and legislative updates that may impact the Company;

•
reports on the security of the Company's information technology processes and the Company's data; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory

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requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Quality of Care Committee reviews management reports on the Company's clinical operations and directs or recommends to management and the Board actions or changes it determines appropriate to improve the Company's clinical operations and to reduce risks arising from those operations.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider the fact that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Stockholder Engagement

The Board believes that accountability to stockholders is a mark of good governance and critical to the Company's success. To that end, the Board has established dedicated resources to engage with stockholders on a variety of topics to address their questions, concerns and priorities, to seek input and to provide perspective on Company policies and practices.

In addition to this direct engagement, a number of mechanisms allow stockholders to effectively communicate a point of view to the Board, including:

•
the advisory vote to approve named executive officer compensation, which is held each year in accordance with stockholders' previously selected frequency for holding this vote;

•
the ability to direct communications to individual Directors or the entire Board; and

•
the ability to attend and voice opinions at the Annual Meeting of Stockholders.

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Communication with the Board of Directors

The Board has established a process to facilitate communication by stockholders and other interested parties with Directors. Communications can be addressed to Directors in care of the Secretary, Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.fivestarseniorliving.com. In addition, stockholders and other interested parties may call the Company's toll-free confidential message system at (866) 230-1286.

Code of Business Conduct and Ethics

In December 2014, the Company adopted revisions to the Code to, among other things:

•
clarify that senior level officers of RMR, which provides management services to the Company, are subject to the Code and that other employees of RMR are subject to the Code to the extent involved in RMR's services to the Company;

•
prohibit members of the Board, the Company's executive officers and additional designated insiders from (i) engaging in short sale transactions, trading publicly traded options or engaging in hedging transactions with respect to the Company's securities, (ii) pledging Company securities or (iii) holding Company securities in a margin account;

•
set quarterly blackout periods during which members of the Board, the Company's executive officers and additional designated insiders may not engage in open market transactions in Company securities;

•
include provisions and guidelines to facilitate the use of 10b5-1 trading plans;

•
enhance guidelines on limitations on political contributions and activities by or on behalf of the Company and set pre-clearance and notification procedures for political contributions or similar expenditures that may be made by the Company or certain covered persons; and

•
remind covered persons that they need to comply with laws restricting the ability of the Company and its employees to give gifts, including meals and entertainment, to public officials and employees.

The Company's stockholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (866) 230-1286; by e-mailing Internal.Audit@5sqc.com; or by filling out a report by visiting the Company's website, www.fivestarseniorliving.com, clicking "Investor Relations", clicking "Governance" and then clicking "Reporting Compliance & Governance Concerns."

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's stockholders. The Company amended its Governance Guidelines in 2014 to codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) September 30, 2014 or (ii) the Annual Meeting of Stockholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Stockholders following the initial appointment of the Director to the Board.

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Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any security of the Company. These approval procedures do not apply, however, to regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan offered by the Company.

Additionally, the Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR and its directors and senior level officers, (iv) other employees of the Company and (v) other employees of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 46 for a detailed discussion of the Company's executive compensation program.

Stockholder Nominations and Other Proposals

Director Nominations and Stockholder Proposals for the 2016 Annual Meeting of Stockholders:    In order for a stockholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Stockholders, the stockholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the stockholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2016 Annual Meeting of Stockholders:    To be timely, stockholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2016 Annual Meeting of Stockholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on November 25, 2015 and not earlier than October 26, 2015; provided, that, if the date of the 2016 Annual Meeting of Stockholders is more than 30 days earlier or later than May 8, 2016, then a stockholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2016 Annual Meeting of Stockholders is mailed or otherwise made available or (ii) public announcement of the date of the 2016 Annual Meeting of Stockholders is first made by the Company.

Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 25, 2015 in order to be eligible to be included in the proxy statement for the 2016 Annual Meeting of Stockholders; provided, that, if the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or after May 8, 2016, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a stockholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the

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requirements for stockholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Five Star Quality Care, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Director, nominee for Director, executive officer or more than 5% beneficial owner of Common Shares; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Charter and the Company's Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that are fair and reasonable to the Company and the Company's stockholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, the Charter and the Company's Bylaws, each as described above. In the case of any transaction with the Company in which any other employee of the Company who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.fivestarseniorliving.com.

Certain Related Person Transactions

SNH:    The Company was formerly a 100% owned subsidiary of SNH. SNH is the Company's largest landlord and the Company's largest stockholder and the Company manages senior living communities for

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SNH. In 2001, SNH distributed substantially all of the Company's then outstanding Common Shares to its shareholders. As of the date of this proxy statement, SNH owned 4,235,000 Common Shares, or approximately 8.6% of the Common Shares outstanding. One of the Company's Managing Directors, Mr. Barry Portnoy, is a managing trustee of SNH. Mr. Barry Portnoy's son, Mr. Adam Portnoy, also serves as a managing trustee of SNH. SNH's executive officers are officers of RMR and SNH's President and Chief Operating Officer is a director of RMR. In order to effect this spin-off and to govern relations after the spin-off, the Company entered into agreements with SNH and others. The Company has entered into various leases with SNH and other agreements that include provisions that confirm and modify these undertakings. Among other matters, these agreements provide that:

  •
  so long as SNH remains a real estate investment trust, the Company may not waive the share ownership restrictions in the Charter on the ability of any person or group to acquire more than 9.8% of any class of the Company's equity shares without the consent of SNH;

  •
  so long as the Company is a tenant of, or manager for, SNH, the Company will not permit nor take any action that, in the reasonable judgment of SNH, might jeopardize the tax status of SNH as a real estate investment trust;

  •
  SNH has the option to cancel all of the Company's rights under the leases and management agreements the Company has with SNH upon the acquisition by a person or group of more than 9.8% of the Company's voting stock and upon other change in control events affecting the Company, as defined in those documents, including the adoption of any stockholder proposal (other than a precatory proposal) or the election to the Board of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the Company's Directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual;

  •
  the resolution of disputes arising from the Company's leases and other agreements with SNH may be resolved by binding arbitration; and

  •
  so long as the Company is a tenant of, or manager for, SNH or so long as the Company has a business management agreement with RMR, the Company will not acquire or finance any real estate of a type then owned or financed by SNH or any other company managed by RMR without first giving SNH or the other company managed by RMR, as applicable, the opportunity to acquire or finance that real estate.

As of the date of this proxy statement, the Company leased 180 senior living communities (including three that the Company has classified as discontinued operations) from SNH under four combination leases. Under the Company's leases with SNH, the Company pays SNH minimum rent plus percentage rent based on increases in gross revenues at certain properties. The Company's total minimum annual rent payable to SNH as of December 31, 2014 was $190.7 million, excluding percentage rent. The Company's total rent expense (which includes rent for all properties the Company leases from SNH, including properties the Company has classified as discontinued operations) under all of the Company's leases with SNH, net of lease inducement amortization, was $195.5 million for the year ended December 31, 2014. As of December 31, 2014, the Company had outstanding rent due and payable to SNH of $17.3 million. During the year ended December 31, 2014, pursuant to the terms of the Company's leases with SNH, the Company sold $25.8 million of improvements made to properties leased from SNH and, as a result, the Company's annual rent payable to SNH increased by $2.1 million. As of December 31, 2014, the Company's property and equipment included $7.8 million for similar improvements the Company has made to properties it leases from SNH that the Company expected to request that SNH purchase from it for an increase in future rent; however, SNH is not obligated to purchase these improvements.

The Company and SNH previously agreed that SNH would offer for sale 11 senior living communities the Company leases from SNH, which the Company has classified as discontinued operations. The Company's rent payable to SNH is reduced as these sales occur pursuant to terms set in the Company's leases with SNH. In August 2013, the Company and SNH sold one of these communities, a skilled

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nursing facility located in Missouri with 112 living units, for a sale price of $2.6 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $0.3 million in accordance with the terms of the applicable lease. In January 2014, the Company and SNH sold one of these communities, an assisted living community located in Texas with 48 assisted living units, for a sale price of $2.4 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $0.2 million in accordance with the terms of the applicable lease. In June 2014, the Company and SNH sold two of these communities, both of which are skilled nursing facilities located in Wisconsin, with an aggregate of 139 living units, for a sale price of $4.5 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $0.5 million in accordance with the terms of the applicable lease. In October 2014, the Company and SNH sold one of these communities, an assisted living community located in Virginia with 55 assisted living units, for a sale price of $2.9 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $0.3 million in accordance with the terms of the applicable lease. Also in October 2014, the Company and SNH sold an assisted living community and a skilled nursing facility located in Arizona with an aggregate of 160 living units, for a sale price of $5.9 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $0.6 in accordance with the terms of the applicable lease. In February 2015, the Company and SNH sold an assisted living community located in Pennsylvania with 103 living units, for a sale price of $0.3 million, and as a result of this sale, the Company's annual minimum rent payable to SNH decreased by $23 thousand in accordance with the terms of the applicable lease. The Company can provide no assurance that the Company and SNH will be able to sell the remaining three senior living communities the Company leases from SNH that are being offered for sale, or what the terms or timing of any sales may be.

In July 2014, the Company and SNH entered into the Fifth Amendment to the Amended and Restated Master Lease Agreement ("Lease No. 4"), pursuant to which the Company exercised the first of its existing lease extension options under Lease No. 4, extending the term from April 30, 2017 to April 30, 2032, and SNH granted the Company a third option for the Company to extend the term of Lease No. 4 from May 1, 2047 to April 30, 2062.

As of the date of this proxy statement, the Company managed 46 senior living communities for the account of SNH, each pursuant to long-term management agreements on substantially similar terms. With the exception of the management agreement for the senior living community in New York described below, the management agreements for the communities the Company manages for SNH's account provide the Company with a management fee equal to 3% of the gross revenues realized at the communities, plus reimbursement for the Company's direct costs and expenses related to the communities and an incentive fee equal to 35% of the annual net operating income of the communities after SNH realizes an annual return equal to 8% of its invested capital. The management agreements generally expire on December 31, 2031, 2032, 2033 or 2035, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. The management agreements provide that the Company and SNH each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon other change in control events affecting the other party, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to the board of directors or board of trustees of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the board of directors or board of trustees in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

In connection with these management agreements, the Company and SNH have entered into four combination agreements, or pooling agreements: three pooling agreements combine certain of the Company's management agreements with SNH for communities that include assisted living units (the "AL Pooling Agreements"), and a fourth pooling agreement combines the Company's management agreements with SNH for communities that include only independent living units (the "IL Pooling Agreement"). The management agreements that are included in each of the pooling agreements are on substantially similar terms. The first AL Pooling Agreement, which the Company entered into in May 2011, includes 20 identified communities and the second AL Pooling Agreement, which the Company entered

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into in October 2012, includes 19 identified communities. The Company and SNH entered into the third AL Pooling Agreement in November 2013 and that pooling agreement currently includes three identified communities. The Company entered into the IL Pooling Agreement in August 2012 and that agreement currently includes two identified communities that have only independent living units. The senior living community in New York and the senior living community in California described below that the Company manages for the account of SNH are not included in any of the pooling agreements. Each of the AL Pooling Agreements and the IL Pooling Agreement aggregates the determination of fees and expenses of the various communities that are subject to such pooling agreement, including determinations of the Company's incentive fees and SNH's return of its invested capital. Under each of the pooling agreements, SNH has the right, after the period of time specified in the agreement has elapsed and subject to the Company's cure rights, to terminate all, but not less than all, of the management agreements that are subject to the pooling agreement if SNH does not receive its minimum return in each of three consecutive years. In addition, under each of the pooling agreements, the Company has a limited right to require the sale of underperforming communities. Also, under each of the pooling agreements, any nonrenewal notice given by the Company with respect to a community is deemed a nonrenewal with respect to all the communities that are the subject of the agreement. The Company earned management fees from SNH of $9.8 million for the year ended December 31, 2014 with respect to the communities the Company manages.

In July 2014, the Company entered into an agreement with SNH, pursuant to which the management agreement for the assisted living community known as Villa Valencia, which is located in California, was removed from the second AL Pooling Agreement as of July 1, 2014. The Company expects that the management agreement affecting the Villa Valencia community will not be included in any pooling agreement until after extensive renovations planned at that community are completed.

In July 2014, the Company entered into an amendment to the management agreements with SNH that include assisted living units to (i) extend the term of each of the management agreements between the Company and SNH for Villa Valencia and the 19 assisted living communities currently included in the second AL Pooling Agreement from December 31, 2031 to December 31, 2033 and (ii) extend the term of the management agreement between the Company and SNH for the senior living community known as Willow Pointe, which is currently included in the third AL Pooling Agreement, from December 31, 2031 to December 31, 2035. In July 2014, the Company also entered into an amendment to the Company's management agreements with SNH that include only independent living units to extend the term of the management agreements between the Company and SNH for two independent living communities from December 31, 2031 to December 31, 2032. All of the management agreements that are currently included in the third AL Pooling Agreement expire on December 31, 2035.

In December 2014, the Company began managing two senior living communities in Wisconsin. The Company manages these communities for SNH's account pursuant to separate long-term management agreements for communities that include assisted living units and these agreements are included in the third AL Pooling Agreement.

The Company expects that it may enter into additional management arrangements with SNH for senior living communities that SNH may acquire in the future on terms similar to those management arrangements the Company currently has with SNH, including management agreements for some of the 38 senior living communities that SNH has recently announced that it expects to acquire, in the event SNH is unable to reach mutually acceptable agreements with the current managers of these properties.

The Company manages a portion of a senior living community in New York that is not subject to the requirements of New York healthcare licensing laws, consisting of 199 living units, pursuant to a long-term management agreement with SNH. The terms of this management agreement are substantially consistent with the terms of the Company's other management agreements with SNH for communities that include assisted living units, except that the management fee payable to the Company is equal to 5% of the gross revenues realized at that portion of the community, and there is no incentive fee payable to the Company under this management agreement. This management agreement expires on December 31, 2031. In order to accommodate certain requirements of New York healthcare licensing laws, SNH subleases a

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portion of this senior living community that is subject to those requirements, consisting of 111 living units, to an entity, D&R Yonkers LLC, which is owned by SNH's President and Chief Operating Officer and its Treasurer and Chief Financial Officer. The Company manages this portion of the community pursuant to a long-term management agreement with D&R Yonkers LLC. Pursuant to that management agreement, D&R Yonkers LLC pays the Company a management fee equal to 3% of the gross revenues realized at that portion of the community and the Company is not entitled to any incentive fee under that agreement. The Company's management agreement with D&R Yonkers LLC expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered.

RMR:    RMR provides business management and shared services to the Company pursuant to the business management agreement. One of the Company's Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Mr. Barry Portnoy's son, Mr. Adam Portnoy, is an owner of RMR and serves as President, Chief Executive Officer and a director of RMR. The Company's other Managing Director, Mr. Gerard Martin, is a director of RMR. Mr. Bruce Mackey, the Company's President and Chief Executive Officer, and Mr. Paul Hoagland, the Company's Treasurer and Chief Financial Officer, are officers and employees of RMR. The Company's Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of the Company and of other companies to which RMR or its affiliates provide management services.

Because at least 80% of Messrs. Mackey's and Hoagland's business time is devoted to services to the Company, 80% of Messrs. Mackey's and Hoagland's total cash compensation paid (that is, the combined base salary and cash bonus paid by the Company and RMR) was paid by the Company and the remainder was paid by RMR. Messrs. Mackey and Hoagland are also eligible to participate in certain RMR benefit plans. The Company believes the compensation it paid to these officers reasonably reflected their division of business time; however, periodically, these individuals may divide their business time differently than they do currently and their compensation from the Company may become disproportionate to this division.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Directors, authority to act on the Company's behalf with respect to the Company's business management agreement with RMR. The charter of the Compensation Committee requires the committee to annually review the terms of the business management agreement, evaluate RMR's performance under this agreement and determine whether to renew, amend or terminate the business management agreement.

Pursuant to the business management agreement, RMR assists the Company with various aspects of the Company's business, which may include, but are not limited to, compliance with various laws and rules applicable to the Company's status as a publicly owned company, maintenance of the Company's facilities, evaluation of business opportunities, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal and tax matters, human resources, insurance programs, management information systems and the like. Under the Company's business management agreement, the Company pays RMR an annual business management fee equal to 0.6% of the Company's revenues. Revenues are defined as the Company's total revenues from all sources reportable under generally accepted accounting principles in the United States ("GAAP"), less any revenues reportable by the Company with respect to communities for which the Company provides management services plus the gross revenues at those communities determined in accordance with GAAP. Additionally, under the business management agreement, RMR provided information technology services to the Company until October 1, 2014 in return for the Company's reimbursement of RMR for a percentage of RMR's information technology employee expenses (other than RMR's Chief Information Officer), which percentage was subject to approval by the Company's Compensation Committee. The fees the Company paid to RMR under the business management agreement, including for information technology services, totaled $12.5 million for the year ended December 31, 2014.

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RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.3 million for 2014. These allocated costs are in addition to the business management fees earned by RMR.

The current term of the Company's business management agreement ends on December 31, 2015 and automatically renews for successive one year terms unless the Company or RMR gives notice of non-renewal before the end of an applicable term. On March 16, 2015, the Company and RMR entered into an amended and restated business management and shared services agreement, which was approved by the Compensation Committee, comprised solely of Independent Directors. As amended, RMR may terminate the business management agreement upon 120 days' written notice, and the Company continues to have the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of Independent Directors. As amended, if the Company terminates or elects not to renew the business management agreement other than for cause, as defined therein, the Company is obligated to pay RMR a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination. Also, as amended, RMR agrees to provide certain transition services to the Company for 120 days following termination by the Company or notice of termination by RMR. The business management agreement includes arbitration provisions for resolution of disputes.

Under the Company's business management agreement with RMR, the Company acknowledges that RMR also provides management services to other companies, including SNH. The fact that RMR has responsibilities to other entities, including the Company's largest landlord and largest stockholder, SNH, could create conflicts; and in the event of such conflicts between the Company and RMR, any affiliate of RMR or any other publicly owned entity with which RMR has a relationship, including SNH, the Company's business management agreement allows RMR to act on its own behalf and on behalf of SNH or such other entity rather than on the Company's behalf. Under the business management agreement, RMR has agreed not to provide business management services to any other business or enterprise, other than SNH, competitive with the Company's business.

The Company is also generally responsible for all of its expenses and certain expenses incurred by RMR on the Company's behalf. Pursuant to the Company's business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The Company leases its headquarters building from an affiliate of RMR. In December 2014, the Company and this affiliate agreed to amend this lease to add additional rental space to this lease for increased rent. As amended, this lease requires the Company to pay current annual rent of approximately $0.9 million, which amount is subject to fixed increases. The Company's rent expense for its headquarters, which included its utilities and real estate taxes that it is required to pay as additional rent, was $1.4 million for 2014. The Company believes the terms of its headquarters' lease with this affiliate of RMR are commercially reasonable.

Under the Company's equity compensation plan (the "Share Award Plan"), the Company grants restricted shares to certain employees of RMR who are not also Directors, officers or employees of the Company. The Company granted a total of 81,150 shares with an aggregate value of $0.4 million to such persons in 2014, based upon the price of the Common Shares on the date of grant on the NYSE. One fifth of those shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to both the fees the Company pays to RMR and the Company's share grants to the Company's Directors, officers and employees. On occasion, the Company has entered into arrangements with former employees of the Company or RMR in connection

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with the termination of their employment with the Company or RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Additionally, each of the Company's President and Chief Executive Officer and Treasurer and Chief Financial Officer received grants of restricted shares of other companies to which RMR provides management services, including SNH, in their capacities as officers of RMR.

Affiliates Insurance Company ("AIC"):    The Company, RMR, SNH and four other companies to which RMR provides management services currently own AIC, an Indiana insurance company, and are parties to an amended and restated shareholders agreement regarding AIC. On May 9, 2014, as a result of a change in control of Equity Commonwealth (formerly CommonWealth REIT) ("EQC"), as defined in the amended and restated shareholders agreement, the Company and the other AIC shareholders purchased pro rata the AIC shares EQC owned in accordance with the terms of that agreement. Pursuant to that purchase, the Company purchased 2,857 AIC shares from EQC for $0.8 million. Following these purchases, the Company and the other remaining six AIC shareholders each owns approximately 14.3% of AIC.

All of the Company's Directors and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of the Company's Independent Directors. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2014, the Company and the other shareholders of AIC renewed the Company's participation in this program. In connection with that renewal, the Company purchased a one year property insurance policy providing $500.0 million of coverage, with respect to which AIC is a reinsurer of certain coverage amounts and the Company paid a premium, including taxes and fees, of approximately $3.9 million in connection with that policy.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by possibly reducing its insurance expenses or by realizing its pro rata share of any profits of this insurance business.

Directors' and Officers' Liability Insurance:    In June 2014, the Company, RMR, SNH and three other companies to which RMR provides management services extended the Company's and their combined directors' and officers' liability insurance policy providing $10.0 million in aggregate primary non-indemnifiable coverage and $5.0 million in aggregate excess coverage through August 31, 2014. The Company paid a premium of approximately $15 thousand for this extension. In September 2014, the Company purchased a two year combined directors' and officers' insurance policy with SNH, RMR and four other companies to which RMR provides management services that provides $10.0 million in aggregate primary coverage, including certain errors and omission coverage. At that time, the Company also purchased separate additional one-year directors' and officers' liability insurance policies that provide $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage. The total premium payable by the Company for these policies purchased in September 2014 was approximately $0.4 million.

The foregoing descriptions of the Company's agreements with SNH, RMR, D&R Yonkers LLC and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

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The Company believes that its agreements with SNH, RMR, D&R Yonkers LLC and AIC are on commercially reasonable terms. The Company also believes that its relationships with SNH, RMR, D&R Yonkers LLC and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

Other Relationship:    Mr. Randy Herzig is the brother of the Company's Senior Vice President and Chief Operating Officer, Mr. R. Scott Herzig. Mr. Randy Herzig has been employed by the Company for most of the period since 2000, and prior to that with a predecessor of the Company's since 1997, and he currently serves in a non-executive officer capacity as the Company's Divisional Director of Operations for the Company's Skilled Nursing Division. During 2014, Mr. Randy Herzig received a salary of $165,000, which comprised his total compensation for such year. Although Mr. Herzig did not receive share grants in 2014, he did receive share grants in prior years. Similar to shares the Company grants to its other employees, the shares granted to Mr. Randy Herzig vest in five equal annual installments, with the first installment vesting on the date of grant. During 2014, 2,300 Common Shares the Company granted to Mr. Randy Herzig prior to 2014 vested and became no longer subject to repurchase by the Company. Mr. Randy Herzig's base salary for 2015 is $171,000. Assuming he remains in the Company's employ, Mr. Randy Herzig may receive a bonus and/or share grant during 2015, within the discretion of the Board and the Company's Compensation Committee, as applicable, and additional shares previously awarded to Mr. Randy Herzig may become vested and no longer subject to repurchase by the Company.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2014.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each Director nominee, each individual named in the 2014 Summary Compensation Table on page 52, and the Company's Directors, Director nominees and executive officers as a group, all as of March 24, 2015. Unless otherwise noted, voting power and investment power in Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information
Bruce J. Mackey Jr.	591,017.771	1.2%
Barry M. Portnoy	211,622	Less than 1%
			SNH owns 4,235,000 Common Shares. In his capacity as a managing trustee of SNH and as Chairman, a director and majority beneficial owner of RMR, Mr. Barry Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 4,235,000 Common Shares beneficially owned by SNH, but Mr. Barry Portnoy disclaims such beneficial ownership.
Gerard M. Martin	211,621.9	Less than 1%	Includes 12,371.9 Common Shares owned by a corporation owned by the estate of Mr. Martin's deceased wife and a grantor trust of which Mr. Martin is the sole trustee and a beneficiary.
Paul V. Hoagland	180,000	Less than 1%
R. Scott Herzig	113,909	Less than 1%
Barbara D. Gilmore, R.N.	83,251	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband. Ms. Gilmore disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the shares.

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Bruce M. Gans, M.D.	74,440	Less than 1%
Katherine E. Potter	46,000	Less than 1%
Donna D. Fraiche	43,500	Less than 1%

All Directors and executive officers as a group (nine persons)	1,555,361.671	3.2%
*
The address of each identified person or entity is: c/o Five Star Quality Care, Inc., 400 Centre Street, Newton, Massachusetts 02458.

**
Based on approximately 48,997,315 Common Shares outstanding as of February 11, 2015.

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares outstanding.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Senior Housing Properties Trust Two Newton Place 255 Washington Street Suite 300 Newton, Massachusetts 02458	4,235,000	8.6%	Based solely on a Schedule 13G/A filed with the SEC on January 30, 2015 by SNH:

•

SNH owns and has sole voting and dispositive power over 4,235,000 Common Shares. Barry M. Portnoy and Adam D. Portnoy are managing trustees of SNH. RMR manages SNH. RMR is beneficially owned by Barry M. Portnoy and Adam D. Portnoy; Barry Portnoy is Chairman and a director of RMR and Adam Portnoy is President, Chief Executive Officer and a director of RMR. Barry Portnoy directly owns 211,622 Common Shares and Adam Portnoy directly owns 93,000 Common Shares (including 25,000 Common Shares subject to vesting annually through 2018). Under certain regulatory definitions, RMR and Messrs. Barry and Adam Portnoy may be deemed to beneficially own (or to have shared voting and dispositive power over) the Common Shares owned by SNH; however, RMR and Messrs. Barry and Adam Portnoy have each disclaimed such beneficial ownership.

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BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	3,308,714	6.8%	Based solely on a Schedule 13G filed with the SEC on January 29, 2015 by BlackRock:

•

BlackRock beneficially owns and has sole dispositive power over 3,308,714 Common Shares and has sole voting power over 3,230,842 Common Shares. BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G.

Dimensional Fund Advisors LP ("Dimensional") Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	3,104,531	6.4%	Based solely on a Schedule 13G/A filed with the SEC on February 5, 2015 by Dimensional:

•

Dimensional beneficially owns, has sole voting power over 2,982,718 Common Shares and has sole dispositive power over 3,104,531 Common Shares. Dimensional reports that it is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Dimensional Funds"). Dimensional may act as an adviser or sub-adviser to certain of the Dimensional Funds and, in such role, Dimensional does not possess voting and/or investment power over the Common Shares held by the Dimensional Funds. Dimensional disclaims ownership of such Common Shares.

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William F. Thomas ("W.F. Thomas") and Robert D. Thomas ("R.D. Thomas") 1516 South Boston Avenue Suite 301 Tulsa, Oklahoma 74119	2,730,737	5.7%	Based solely on a Schedule 13G/A filed with the SEC on February 13, 2015 by W.F. Thomas and R.D. Thomas:

•

Mr. W.F. Thomas beneficially owns and has sole voting and dispositive power over 320,511 Common Shares and has shared voting and dispositive power over 2,410,226 Common Shares. By virtue of (i) his role as an advisor to certain donor advised charitable funds, Mr. W.F. Thomas may be deemed to beneficially own 20,000 Common Shares and (ii) his role as an advisor to an individual retirement fund, Mr. W.F. Thomas may be deemed to beneficially own an additional 2,150 Common Shares; Mr. W.F. Thomas disclaims such beneficial ownership.

•

Mr. R.D. Thomas does not beneficially own any Common Shares and has shared voting and dispositive power over 2,730,737 Common Shares. By virtue of his position in relation to family investment funds, Mr. R.D. Thomas may be deemed to have beneficial ownership of 39,800 Common Shares. By virtue of (x) his position in relation to a family trust account, Mr. R.D. Thomas may be deemed to have beneficial ownership of 18,500 Common Shares, and (y) his role as an advisor to certain donor advised charitable funds, Mr. R.D. Thomas may be deemed to beneficially own 196,012 Common Shares; Mr. R.D. Thomas disclaims such beneficial ownership.

•

By virtue of (A) their respective roles as partners of an Oklahoma general partnership, Mr. W.F. Thomas and Mr. R.D. Thomas may be deemed to beneficially own 1,815,164 Common Shares, and (B) their respective roles as co-advisors to a donor advised charitable investment fund, Mr. W.F. Thomas and Mr. R.D. Thomas may be deemed to beneficially own 318,600 Common Shares; both Mr. W.F. Thomas and Mr. R.D. Thomas in their individual capacity each disclaim such beneficial ownership. By virtue of their business partnership and working relationship, Mr. W.F. Thomas and Mr. R.D. Thomas may each be deemed to beneficially own all Common Shares beneficially owned by the other as described above. Mr. W.F. Thomas disclaims beneficial ownership of any Common Shares that Mr. R.D. Thomas may beneficially own, and Mr. R.D. Thomas disclaims beneficial ownership of any Common Shares that Mr. W.F. Thomas may beneficially own.

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*
As of December 31, 2014.

**
The Charter places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's equity shares. Additionally, the terms of the Company's leases with SNH and the Company's agreement with RMR contain provisions whereby the Company's rights under these agreements may be cancelled by SNH and RMR, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting stock or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, stockholders causing the default may become liable to the Company or to other stockholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, the Company's Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under the Company's Bylaws is determined based on applicable tax rules. Each of SNH, BlackRock, Dimensional, W.F. Thomas and R.D. Thomas have represented to the Company that they do not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under the Company's Bylaws. The percentages indicated are based on approximately 48,997,315 Common Shares outstanding as of February 11, 2015.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2014 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2014, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2014, the Company's named executive officers were:

Name	Title

Bruce J. Mackey Jr.	President and Chief Executive Officer
Paul V. Hoagland	Treasurer and Chief Financial Officer
R. Scott Herzig	Senior Vice President and Chief Operating Officer
Katherine E. Potter	Vice President and General Counsel

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long-term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's Chief Executive Officer and Chief Financial Officer, and determines the amount and terms of share grants to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share grants, for the Company's executive officers other than the Company's Chief Executive Officer and Chief Financial Officer. There is no formulaic approach to the determinations of an executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's stockholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over a period of at least four years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar

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responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. In order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data regarding compensation paid by a group of public companies in the senior living industry.1

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short-term benefit.

Details of 2014 Compensation Process

In September 2014, Dr. Gans, the Chair of the Compensation Committee, met with Mr. Barry Portnoy, one of the Company's Managing Directors, Mr. Adam Portnoy, President and Chief Executive Officer of RMR, and the chairs of the compensation committees of the other public companies for which RMR provides services. RMR provides management services to the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, SNH and TravelCenters of America LLC. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share grants to be made by the Company and to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR provides management services), as well as to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services.

At Compensation Committee meetings in November and December 2014, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2014 meeting, recommendations provided by management and other factors such as: (i) the amount of cash compensation historically paid to each executive officer; (ii) the amounts and value

1
This group of companies was comprised of Kindred Healthcare, Inc.; Capital Senior Living Corporation; The Ensign Group, Inc.; National HealthCare Corporation; Brookdale Senior Living Inc.; and Extendicare Inc.

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of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2014; (vi) each executive officer's expected future contributions to the Company; (vii) each executive officer's relative mix of cash and noncash compensation; (viii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; and (ix) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. Messrs. Mackey, Hoagland and Herzig and Ms. Potter participated in parts of the Compensation Committee meetings with regard to consideration of compensation generally, but they left the applicable meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation. Messrs. Mackey and Hoagland participated in part of the consideration of the compensation of other officers, and Mr. Mackey also participated in part of the consideration of Mr. Hoagland's compensation. Mr. Barry Portnoy participated in parts of the Compensation Committee meetings, but left the applicable meeting and did not participate in the final decisions and recommendations made by the Compensation Committee. All Board members participated in the Board decisions on compensation which were not determined by the Compensation Committee.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as: (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that was assembled for management by an independent compensation consulting firm; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for officers other than the Chief Executive Officer and Chief Financial Officer, an evaluation of the officers' performance provided by Messrs. Mackey and Hoagland. In 2014, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000. In December 2014, the Compensation Committee also determined to maintain the annual base salary for 2015 for each of Messrs. Mackey, Hoagland and Herzig and Ms. Potter.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Dr. Gans, following his meeting with Messrs. Portnoy and the chairs of the compensation committees of other public companies for which RMR provides services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for

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2014, there were no bonus targets established. In addition, no bonus targets have been established for purposes of bonus amounts that may be paid to the Company's executive officers in 2015.

For 2014, the Compensation Committee awarded Mr. Mackey a bonus of $650,000 in cash and also awarded him 75,000 Common Shares that will vest in five equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $330,000; the vested portion of the share award was therefore $66,000 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. Mackey's performance in continuing the integration of senior living communities that the Company acquired with the Company's existing communities; his role in managing capital and operating expenditures in relation to the prevailing business levels in order to conserve liquidity; his role in expanding, transacting and integrating management arrangements for senior living communities that the Company manages; his role in managing the rate the Company charges its residents and reducing some of the Company's operating expenses; his role in structuring and negotiating transactions for the Company; his role in positioning the Company to operate and compete in the face of reductions in governmental reimbursement rates and increasing governmental budgetary constraints (including pursuing private pay revenue sources for the Company); his role in effectively managing the Company's cash reserves and debt; his role in identifying, pursuing and completing sales of properties; his role in developing new and enhancing marketing programs and leveraging the Company's competitive strengths to maintain and grow its business and position the Company for future growth; his role in the Company's development of clinical initiatives and systems that help to improve the overall clinical outcomes of the Company's residents and patients; his role in the Company's development of customer service initiatives that help to improve the overall satisfaction of the Company's residents and patients; his role in overseeing the Company's regulatory compliance; and his role in identifying and implementing enhancements to the Company's internal controls and financial reporting process. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. Mackey and the Company's stockholders, to provide Mr. Mackey with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short-term and in the long-term.

The annual cash bonus for Mr. Hoagland was determined by the Compensation Committee after consideration of similar criteria described above with regard to Mr. Mackey as applied to Mr. Hoagland's performance as well as other matters particular to his role and after consideration of the other matters noted above, as applicable, that the Compensation Committee considers in determining compensation generally. The annual cash bonuses for the Company's executive officers, other than Messrs. Mackey and Hoagland, were recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of each executive's performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Messrs. Mackey and Hoagland and matters particular to their respective roles. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2014.

Because at least 80% of Messrs. Mackey's and Hoagland's business time is devoted to services to the Company, 80% of Messrs. Mackey's and Hoagland's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR) was paid by the Company and the remainder was paid by RMR. Messrs. Mackey and Hoagland are also eligible to participate in certain RMR benefit plans.

The Company made equity awards under the Share Award Plan to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long-term basis, the value of the Company by improving the Company's prospects, competitive position within its industry and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. Mackey during 2014, the Compensation Committee awarded Common Shares to each of the Company's other executive officers who were employed by the Company at the

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grant date. These awards ranged in size and value from 15,000 Common Shares, having a grant date value of $66,000, to 35,000 Common Shares, having a grant date value of $154,000. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive, the prior year's share grant, the relation of the size of the award to the size of the share award made to Mr. Mackey and other factors, including their past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2014 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2014. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments for those other executive officers, in each case with the first tranche being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's stockholders, to provide the Company's executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long-term decisions affecting the Company's business.

At the 2014 Annual Meeting of Stockholders, stockholders approved the Five Star Quality Care, Inc. 2014 Equity Compensation Plan, which replaced the Company's 2001 Stock Option and Stock Incentive Plan as the Share Award Plan. Following such replacement, no additional grants were or will be made under the 2001 Stock Option and Stock Incentive Plan (although awards previously granted under that plan will remain outstanding in accordance with their terms).

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." Such amounts reflect the portion of executive life insurance premiums and accidental death and disability insurance premiums paid by the Company.

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders. Accordingly, the Company is providing stockholders at the 2015 Annual Meeting of Stockholders with an opportunity to approve the compensation of the named executive officers in this proxy statement. For more information, see Item 2 beginning on page 56 of this proxy statement. In evaluating the Company's compensation process for 2014, the Compensation Committee generally considered the results of the advisory vote of the Company's stockholders on the compensation of the executive officers named in the proxy statement for the Company's 2014 Annual Meeting of Stockholders. The Compensation Committee noted that approximately 71% of votes cast approved the compensation of the named executive officers as described in the Company's 2014 proxy statement. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's stockholders on the Company's executive compensation.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2014.

                                Bruce M. Gans, M.D., Chair
                                Donna D. Fraiche
                                Barbara D. Gilmore, R.N.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2014 was a former, officer or employee of the Company. During 2014, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In 2014, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR provides management services.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel during 2014, who are the Company's named executive officers. The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR.

2014 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

Bruce J. Mackey Jr.	2014	$300,000	$650,000	$330,000	$946	$1,280,946
President and Chief	2013	300,000	650,000	339,750	946	1,290,696
Executive Officer	2012	300,000	635,000	369,000	964	1,304,964

Paul V. Hoagland	2014	300,000	290,000	154,000	946	744,946
Treasurer and Chief	2013	300,000	290,000	158,550	946	749,469
Financial Officer	2012	275,000	265,000	172,200	937	713,137

Scott Herzig[1]	2014	300,000	275,000	154,000	923	729,923
Senior Vice President and	2013	275,000	200,000	158,550	923	634,473
Chief Operating Officer	2012	271,810	110,000	49,200	721	431,731

Katherine E. Potter[2]	2014	300,000	225,000	66,000	923	591,923
Vice President and	2013	275,000	175,000	67,950	923	518,873
General Counsel	2012	215,713	150,000	73,800	871	440,384

*
Represents the grant date fair value of shares granted in 2014, 2013 and 2012, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Reflects the portion of executive officer life insurance premiums and accidental death and disability insurance premiums that the Company paid.

1
Mr. Herzig became the Company's Senior Vice President and Chief Operating Officer on September 4, 2012. Mr. Herzig's compensation for 2012 attributable to his services to the Company prior to becoming Senior Vice President and Chief Operating Officer is included in the compensation amounts listed for him.

2
Ms. Potter became the Company's Vice President and General Counsel on February 27, 2012.

      2015 Proxy Statement    52

2014 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2014 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2014, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)*

Bruce J. Mackey Jr.	12/15/2014	75,000	$ 330,000
Paul V. Hoagland	12/15/2014	35,000	154,000
R. Scott Herzig	12/15/2014	35,000	154,000
Katherine E. Potter	12/15/2014	15,000	66,000

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

2014 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

Bruce J. Mackey Jr.	2014	60,000	$ 249,000
	2013	45,000	186,750
	2012	30,000	124,500
	2011	15,000	62,250

Paul V. Hoagland	2014	28,000	116,200
	2013	21,000	87,150
	2012	14,000	58,100
	2011	7,000	29,050

R. Scott Herzig	2014	28,000	116,200
	2013	21,000	87,150
	2012	4,000	16,600
	2011	1,600	6,640

Katherine E. Potter	2014	12,000	49,800
	2013	9,000	37,350
	2012	6,000	24,900

*
The shares granted in 2014 were granted on December 15, 2014; the shares granted in 2013 were granted on December 11, 2013; the shares granted in 2012 were granted on November 19, 2012; and the shares granted in 2011 were granted on November 22, 2011. One fifth of the shares granted in each of 2014, 2013, 2012 and 2011 vested on the grant date and one fifth of such shares vested or vests on each of the next four anniversaries of the grant date.

      2015 Proxy Statement    53

**
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2014.

2014 Stock Vested

The following table shows share grants that vested in 2014, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

Bruce J. Mackey Jr.	72,000	$315,030
Paul V. Hoagland	34,000	148,790
R. Scott Herzig	19,100	84,384
Katherine E. Potter	9,000	39,030

*
Equals the number of shares multiplied by the closing price on the 2014 dates of vesting of grants made in 2014 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of the Company or RMR in connection with the termination of their employment with the Company or RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan and, in certain instances, payments for future services to the Company as a consultant or part time employee and continuation of health care and other benefits. Although the Company has no formal policy, plan or arrangement for payments to employees of the Company or RMR in connection with their termination of employment with the Company or RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in its best interests to do so.

On December 15, 2014, the Compensation Committee approved grants of 75,000 Common Shares to Mr. Bruce Mackey, 35,000 Common Shares to each of Messrs. Paul Hoagland and Scott Herzig and 15,000 Common Shares to Ms. Katherine Potter. These grants were valued at $4.40 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant, and were made under the Share Award Plan. The form of award letter for each of these grants provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR ceasing to be the manager or shared services provider to the Company (a "Termination Event").

The following table describes the potential payments to the Company's named executive officers upon a Change in Control or Termination Event as of December 31, 2014.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2014 ($)*

Bruce J. Mackey Jr.	150,000	$ 622,500
Paul V. Hoagland	70,000	290,500
R. Scott Herzig	54,600	226,590
Katherine E. Potter	27,000	112,050

*
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2014.

      2015 Proxy Statement    54

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2014; (ii) discussed with McGladrey LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

Barbara D. Gilmore, R.N., Chair Donna D. Fraiche Bruce M. Gans, M.D.

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ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 46 and the "Executive Compensation" section beginning on page 52. The Company's current policy, consistent with the prior vote of the Company's stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers each year at the Annual Meeting of Stockholders.

The Company's executive compensation is designed to reward executive performance that contributes to the Company's success and increases stockholder value, while encouraging behavior that is in the Company's and the Company's stockholders' long-term best interests.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 46 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's stockholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other stockholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases stockholder value.

The Board recommends that stockholders vote FOR the following resolution:

RESOLVED: That the stockholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values stockholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Stockholders.

The Board of Directors recommends a vote FOR the advisory vote to approve named executive officer compensation.

      2015 Proxy Statement    56

RATIFICATION OF THE
APPOINTMENT OF McGLADREY LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed McGladrey LLP to serve as independent auditors for the fiscal year ending December 31, 2015. On October 6, 2014, the Audit Committee approved the engagement of McGladrey LLP as the Company's independent registered public accounting firm, effective immediately. During the years ended December 31, 2012 and December 31, 2013 (the then two most recently completed fiscal years), and the subsequent interim period through October 6, 2014, the Company did not, nor did anyone on its behalf, consult with McGladrey LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that McGladrey LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with the Audit Committee's determination to engage McGladrey LLP, the Audit Committee dismissed Ernst & Young LLP, which until then served as the Company's independent registered public accounting firm, effective immediately.

The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013, and during the subsequent interim period through October 6, 2014, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report.

On April 16, 2014, the Company filed Amendment No. 1 to the Company's Annual Report on Form 10-K/A (the "2012 Amended 10-K") for the fiscal year ended December 31, 2012 and amended quarterly reports on Form 10-Q/A for the first two quarters of 2013 for the purpose of restating such financial statements to correct certain errors in the Company's accounting for income taxes and other errors. As previously reported in the 2012 Amended 10-K, management concluded that as of December 31, 2012, the Company's internal control over financial reporting was not effective and that the Company had material weaknesses (1) in the Company's internal controls over accounting for income

      2015 Proxy Statement    57

taxes; specifically, its internal controls did not provide for timely reconciliation and review of its income tax accounts, (2) in the Company's internal controls due to a lack of sufficient personnel with requisite accounting competencies, and (3) in the Company's internal controls due to an insufficient level of oversight in the financial statement close process. Further, as previously reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, management concluded that as of December 31, 2013, the Company's internal control over financial reporting was not effective, and, in addition to the material weaknesses identified above, the Company had a material weakness in its internal controls over accounts payable; specifically, its internal controls did not provide for timely identification of certain incurred obligations. During the fiscal years ended December 31, 2012 December 31, 2013 and the subsequent interim period through October 6, 2014 there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except that Ernst & Young LLP advised the Company that, because of the effect of the material weaknesses described above, the Company had not maintained effective internal control over financial reporting as of December 31, 2012 or December 31, 2013. The Committee has discussed these material weaknesses in the Company's internal control over financial reporting with Ernst & Young LLP. The Company has authorized Ernst & Young LLP to respond fully to the inquiries of any successor accountant of the Company concerning these reportable events.

The Company provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young LLP's letter, dated October 9, 2014, was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed October 9, 2014.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's stockholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's stockholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by McGladrey LLP for the fiscal year 2014 and by Ernst & Young LLP for the fiscal year 2013.

	2014 Fees*	2013 Fees**

Audit Fees	$ 888,362	$ 3,322,292
Audit-Related Fees	—	—
Tax Fees	0	28,000
All Other Fees	—	—

*
The audit fees amount for 2014 is based on the fees estimate provided by McGladrey LLP to and approved by the Audit Committee for services provided to the Company by McGladrey LLP, including in connection with the audit of the Company's 2014 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

**
The audit fees include fees approved by the Audit Committee for services provided to the Company by Ernst & Young LLP, as well as additional amounts billed by Ernst & Young LLP, including in connection with the restatement of certain of the Company's previously issued financial statements.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

      2015 Proxy Statement    58

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2014 and 2013 were approved by the Audit Committee. The total fees for audit and non-audit services provided by McGladrey LLP in 2014 and by Ernst & Young LLP in 2013 are set forth above and include estimated fee amounts. The tax fees charged by Ernst & Young LLP during 2013 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2013 and 2012, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services in 2013 because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by McGladrey LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of McGladrey LLP will be present at the 2015 Annual Meeting of Stockholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      2015 Proxy Statement    59

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2015 Annual Meeting of Stockholders. If stockholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Directors recommends a vote FOR the ratification of the appointment of McGladrey LLP as independent auditors.

      2015 Proxy Statement    60

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any adjournments or postponements thereof, the persons named in the accompanying proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 24, 2015

      2015 Proxy Statement    61

THANK YOU

Thank you for being a stockholder and for the trust you have in
Five Star Quality Care, Inc.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M83852-P60789 ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Withhold AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 7, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2015. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Five Star Quality Care, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELEcTRONIc DELIvERY OF FUTURE STOcKHOLDER cOMMUNIcATIONS If you would like to reduce the costs incurred by Five Star Quality Care, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to authorizing using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. FIVE STAR QUALITY CARE, INC. 400 CENTRE STREET NEWTON, MA 02458 FIvE STAR QUALITY cARE, INc. For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name, by authorized person, indicating title.) 2. Advisory vote to approve named executive officer compensation. 3. Ratification of the appointment of McGladrey LLP as independent auditors to serve for the 2015 fiscal year. Nominee (for Managing Director in Group II): Gerard M. Martin Nominee (for Independent Director in Group II): Donna D. Fraiche THIS PROXY WHEN PROPERLY EXEcUTED WILL BE vOTED AS DIREcTED OR, IF NO DIREcTION IS GIvEN, WILL BE vOTED FOR BOTH NOMINEES FOR DIREcTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE PROXIES, IN THEIR DIScRETION, ARE AUTHORIZED TO vOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUcH OTHER MATTERS AS MAY PROPERLY cOME BEFORE THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. 1. Election of Directors. The Board of Directors Recommends a vote FOR Proposals 1, 2 and 3.

M83853-P60789 FIvE STAR QUALITY cARE, INc. ANNUAL MEETING OF STOcKHOLDERS May 8, 2015, 9:30 a.m. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2015 Annual Meeting of Stockholders of Five Star Quality Care, Inc. will address the following items of business: 1. Election of the Directors identified in the Proxy Statement to the Company's Board of Directors; 2. Advisory vote to approve named executive officer compensation; 3. Ratification of the appointment of McGladrey LLP as independent auditors to serve for the 2015 fiscal year; and 4. Any other business that may properly come before the meeting and at any adjournments or postponements of the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. Address changes: ________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any address changes above, please mark the corresponding box on the reverse side.) FIvE STAR QUALITY cARE, INc. 400 Centre Street Newton, MA 02458 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2015 Annual Meeting of Stockholders of Five Star Quality Care, Inc. (the “Company”), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of Five Star Quality care, Inc. The undersigned stockholder of the Company hereby appoints Barry M. Portnoy, Jennifer B. Clark and Bruce Mackey Jr., or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 8, 2015, at 9:30 a.m., local time, and any adjournments or postponements thereof (the "meeting"), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying proxy statement, which includes the notice of annual meeting of stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST AS INSTRUcTED ON THE REvERSE SIDE HEREOF. IF THIS PROXY IS EXEcUTED, BUT NO INSTRUcTION IS GIvEN, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST FOR BOTH NOMINEES FOR DIREcTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST BY THE PROXIES, IN THEIR DIScRETION, ON ANY OTHER MATTER THAT MAY PROPERLY cOME BEFORE THE MEETING. See reverse for instructions on how to authorize a proxy. Proxy

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Audit Committee
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